UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report: February 22, 2012

Date of earliest event reported: February 15, 2012

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2012 Annual Short-Term Incentive Plan Award Agreements

On February 15, 2012, the Executive Compensation Committee (the “ECC”) of the Board of Directors of OfficeMax Incorporated (the “Company”) approved the forms of the 2012 annual incentive award agreements and the Company’s 2012 Annual Short-Term Incentive Plan (awards granted under such plan, the “2012 STI Awards”; such plan, the “2012 STIP”). 2012 STI Awards will be granted pursuant to the 2003 OfficeMax Incentive and Performance Plan (the “2003 Plan”). Under the 2012 STIP, executive officers and other eligible associates (“Participants”) are awarded cash bonus opportunities equal to a percentage of their base salaries.

Before payment will be made on any award, the Company’s 2012 net income from continuing operations available to common shareholders (adjusted for special items (“Special Items”) included in Company earnings releases in 2012) (“Net Income”), must be positive, and the Company’s 2012 earnings from continuing operations, excluding the impact of foreign currency exchange-rate fluctuation, before interest and taxes, adjusted for Special Items (“EBIT”), must exceed a specified threshold.

Pursuant to the general form of 2012 STI Award agreement (the “2012 STI Award Agreement (Company)”), if the threshold Net Income and EBIT requirements described above are met, the amount of a Participant’s 2012 STI Award actually earned depends on the Company’s achievement of the three following performance metrics during 2012, each given a weighting of 33.3%: (i) the Company’s 2012 net sales, excluding the impact of foreign currency exchange-rate fluctuation (“Net Sales”); (ii) the Company’s 2012 EBIT; and (iii) the ratio of the Company’s 2012 EBIT to its 2012 Net Sales (“Return on Sales”).

Subject to the Net Income and EBIT thresholds described above, if the Company’s 2012 financial performance equals or exceeds the minimum target for any of the metrics, a Participant will receive a payout based upon the level of performance against the target metrics, with the maximum payout capped at 175% of a Participant’s target award for all Participants other than Mr. Saligram. Pursuant to the terms of his employment agreement, Mr. Saligram’s maximum payout is capped at 200% of his target award. The Company entered into a separate form of 2012 STI Award agreement with Mr. Saligram with respect to his 2012 STI Award (the “2012 STI Award Agreement – Mr. Saligram”), which requires achievement of the same target metrics as all other Participants, except that his maximum payout is capped at 200% of his target award for incremental performance above the performance level required for Participants to receive a 175% payout. The form of 2012 STI Award Agreement – Mr. Saligram is otherwise identical to the 2012 STI Award Agreement (Company).

To receive payment of a 2012 STI Award, a Participant must be employed by the Company for a minimum of 90 days during the award period, must be employed by the Company at the time of award payment (subject to exceptions in certain circumstances including involuntary termination, death, disability or retirement), and must not have performed at an unsatisfactory or below expectations performance level during 2012. In the event of a change in control, as defined in the 2012 STI Award Agreement, the vesting of the 2012 STI Award may accelerate under certain circumstances described in the agreement.

Annual incentive targets for 2012 were approved for the following executive officers in the following amounts, expressed as a percentage of their base salaries: Ravi Saligram, 100%; Bruce Besanko, 65%; and Deborah O’Connor, 45%. Each of these annual incentive targets were the same as the officers’ targets for 2011. Mr. Saligram will enter into the 2012 STI Award Agreement – Mr. Saligram with respect to his 2012 STI Award and Mr. Besanko and Ms. O’Connor each will enter into a 2012 STI Award Agreement (Company) with respect to his or her 2012 STI Award.

The form of 2012 STI Award Agreement (Company) is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the form of 2012 STI Award Agreement – Mr. Saligram is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of these award agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the award agreements.

2012 Long-Term Incentive Plan Award Agreements

On February 15, 2012, the ECC approved the forms of the 2012 long-term incentive award agreements and the Company’s 2012 Long-Term Incentive Plan (awards granted under such plan, the “2012 LTI Awards”; such plan, the “2012 LTIP”). 2012 LTI Awards will be granted pursuant to the 2003 Plan. Under the 2012 LTIP, Participants with titles of executive vice president and above are granted an award comprised of 40% stock options and 60% performance-based restricted stock units (“RSUs”). Participants with titles of senior vice president are granted an award comprised of 40% stock options and 60% performance units payable in cash.

On February 16, 2012, the ECC approved target 2012 LTI Awards in the following aggregate values for the following executive officers of the Company: Ravi Saligram, $2,707,596; Bruce Besanko, $475,001; and Deborah O’Connor, $179,999. The number of option shares, RSUs or performance units granted are discussed below.

Stock Options

The stock option portion of a Participant’s 2012 LTI Award is granted pursuant to the form of 2012 Nonqualified Stock Option Award Agreement (the “2012 Option Agreement”). Pursuant to the 2012 Option Agreement, one third of each option will vest on each of the first three anniversaries of the grant date for those Participants who are employed with the Company on the applicable vest date and have not performed at an unsatisfactory or below expectations performance level for the calendar year immediately preceding the vesting date. Each option will expire on the seventh anniversary of its grant date.

The form of 2012 Option Agreement provides that if a Participant terminates employment with the Company prior to the third anniversary of the grant date, any unvested options will be forfeited and, if a Participant is terminated for disciplinary reasons (as defined in our severance policy), then the option, including any vested portion, will immediately be cancelled. In addition, if a Participant’s employment at the Company ends and within six months thereafter the Company determines that the Participant’s conduct prior to the end of his or her employment warranted termination for disciplinary reasons, then the option, including any vested portion, will immediately be cancelled and the Company may repurchase from the Participant, at the exercise price, the shares acquired by the Participant under the 2012 Option Agreement, or, if the Participant no longer owns the shares, the Company may recover the gross profit earned by the Participant from the exercise and disposition of such shares.

The option, to the extent vested, must be exercised on or before the earliest of the seventh anniversary of the grant date, one year after a Participant terminates employment as a result of retirement, death, or disability and three months after termination for any other reason. The exercise price may be paid through cashless exercise, transfer of existing stock, or cash. In the event of a change in control, as defined in the 2012 Option Agreement, the vesting of the options may accelerate under certain circumstances described in the agreement.

Target option awards were approved in the following amounts for the following executive officers of the Company: Ravi Saligram, option to purchase 340,528 shares; Bruce Besanko, option to purchase 59,740 shares; and Deborah O’Connor, option to purchase 22,638 shares. The exercise price of each executive officer’s option is $5.57, the closing price of our common stock on February 16, 2012. Each executive officer will enter into a 2012 Option Agreement with respect to his or her option award.

The form of 2012 Option Agreement is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2012 Option Agreement.

Performance-Based Restricted Stock Units

The RSU portion of a Participant’s 2012 LTI Award is granted pursuant to the form of 2012 Performance-Based RSU Award Agreement (the “2012 RSU Agreement”). The RSUs will vest on February 15, 2015, subject to adjustment based upon achievement of specified performance metrics during the three-year performance period consisting of the Company’s 2012, 2013 and 2014 fiscal years. The amount of the RSU awards that vests will depend one-third upon achievement of performance metrics with respect to the Company’s 2012 fiscal year, another third upon achievement of performance metrics with respect to the Company’s 2013 fiscal year and the final third upon achievement of performance metrics with respect to the Company’s 2014 fiscal year. In order for any portion of the RSUs to vest with respect to a fiscal year’s performance metrics, the Company’s Net Income for that year must be positive and the Company’s EBIT for that year must exceed a threshold for that year established by the ECC.

Subject to the Net Income and EBIT thresholds described above, the amount of the third of the RSU awards subject to 2012 performance that actually vests will depend on the Company’s achievement of the two following performance metrics during 2012, each given equal weight, with the amount that vests ranging from 20% to 175% of the target RSU award: (i) the Company’s 2012 Net Sales; and (ii) the Company’s 2012 EBIT. The performance metrics and the vesting ranges for the two thirds of the RSU awards based upon 2013 and 2014 performance will be determined by the ECC within the first 90 days of the applicable fiscal year. RSU awards are paid in shares of Company common stock.

The form of 2012 RSU Agreement provides that a Participant must be employed by the Company in order for the RSUs to vest (subject to exceptions in certain circumstances including involuntary termination, death, disability or retirement). In addition, if a Participant performs at an unsatisfactory or below expectations performance level for a fiscal year, the third of the RSU award dependent upon performance metrics for that year will not vest. RSUs may not be sold or transferred prior to vesting. In addition, recipients of the RSUs do not receive dividends and do not have voting rights until the RSUs vest. In the event of a change in control, as defined in the 2012 RSU Agreement, the vesting of the RSUs may accelerate under certain circumstances described in the agreement. In addition, if a Participant is terminated for disciplinary reasons (as defined in our severance policy) or if a Participant retires or resigns and within six months thereafter the Company determines that the Participant’s conduct prior to retirement or resignation warranted termination for disciplinary reasons (as defined in our severance policy), then any RSUs, including any vested portion, will immediately be forfeited and cancelled and the Company may recover from the Participant the value at the time of the determination, of the shares paid to Participant upon vesting of RSUs, or if such shares were already disposed of, the value of such shares at the time of disposition.

Target RSU awards were approved in the following amounts for the following executive officers of the Company: Ravi Saligram, 291,662 RSUs and Bruce Besanko, 51,167 RSUs. The closing price of Company common stock on February 16, 2012 was $5.57. Each executive officer awarded RSUs will enter into a 2012 RSU Agreement with respect to his or her award of RSUs.

The form of 2012 RSU Agreement is filed as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2012 RSU Agreement.

Performance Units

The performance unit portion of a Participant’s 2012 LTI Award is granted pursuant to the form of 2012 Performance Unit Award Agreement (the “2012 Performance Unit Agreement”). Performance unit awards confer the right to receive a cash payment upon the achievement of specified performance metrics. The 2012 Performance Unit Agreement provides that each performance unit has a value of one dollar.

The performance units are payable in amounts subject to adjustment based upon achievement of specified performance metrics during the three-year performance period consisting of the Company’s 2012, 2013 and 2014 fiscal years. The amount payable with respect to the performance units will depend one-third upon achievement of performance metrics with respect to the Company’s 2012 fiscal year, another third upon achievement of performance metrics with respect to the Company’s 2013 fiscal year and the final third upon achievement of performance metrics with respect to the Company’s 2014 fiscal year. In order for any portion of the performance units to be paid with respect to a fiscal year’s performance metrics, the Company’s Net Income for that year must be positive and the Company’s EBIT for that year must exceed a threshold for that year established by the ECC. Any amounts payable with respect to the performance units will be paid after the Company’s 2014 fiscal year.

Subject to the Net Income and EBIT thresholds described above, the amount of the third of the performance unit awards subject to 2012 performance that is actually paid will depend on the Company’s achievement of the two following performance metrics during 2012, each given equal weight, with the amount paid ranging from 20% to 175% of the target amount: (i) the Company’s 2012 Net Sales; and (ii) the Company’s 2012 EBIT. The performance metrics and the payment ranges for the two thirds of the performance unit awards based upon 2013 and 2014 performance will be determined by the ECC within the first 90 days of the applicable fiscal year. Performance unit awards are paid in cash.

The form of 2012 Performance Unit Agreement provides that a Participant must be employed by the Company until the end of the three-year performance period in order to receive payment of a performance unit award (subject to exceptions in certain circumstances including involuntary termination, death, disability or retirement). In addition, if a Participant performs at an unsatisfactory or below expectations performance level for a fiscal year, the third of the performance unit award dependent upon performance metrics for that year will not be paid. Performance units may not be sold or transferred prior to being paid. In the event of a change in control, as defined in the 2012 Performance Unit Agreement, the payment of the performance units may accelerate under certain circumstances described in the agreement. If a Participant is terminated for disciplinary reasons (as defined in our severance policy) or if a Participant’s employment at the Company ends and within six months thereafter the Company determines that the Participant’s conduct prior to the end of his or her employment warranted termination for disciplinary reasons, then the Company may recover from the Participant the value of the performance units paid pursuant to the 2012 Performance Unit Agreement.

A target award of 108,000 performance units was approved for Deborah O’Connor, who will enter into a 2012 Performance Unit Agreement with respect to her award of performance units.

The form of 2012 Performance Unit Agreement is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the 2012 Performance Unit Agreement.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Form of 2012 Annual Incentive Award Agreement (Company)

Exhibit 99.2	Form of 2012 Annual Incentive Award Agreement between OfficeMax Incorporated and Ravi Saligram

Exhibit 99.3	Form of 2012 Nonqualified Stock Option Award Agreement

Exhibit 99.4	Form of 2012 Performance-Based RSU Award Agreement

Exhibit 99.5	Form of 2012 Performance Unit Award Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2012
OFFICEMAX INCORPORATED

	By:	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

Exhibit 99.1	Form of 2012 Annual Incentive Award Agreement (Company)

Exhibit 99.2	Form of 2012 Annual Incentive Award Agreement between OfficeMax Incorporated and Ravi Saligram

Exhibit 99.3	Form of 2012 Nonqualified Stock Option Award Agreement

Exhibit 99.4	Form of 2012 Performance-Based RSU Award Agreement

Exhibit 99.5	Form of 2012 Performance Unit Award Agreement.